UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

Federal Home Loan Bank of New York

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, Floor 5, New York, New York	10178-0599
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 441-6616

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 8.01 Other Events.

On February 13, 2012, the Federal Home Loan Bank of New York (“FHLBNY”) issued a Press Release (“Release”) regarding, among other information, unaudited financial results for the quarter ended and year ended December 31, 2011. A copy of the FHLBNY’s Release is attached hereto as Exhibit 99.1.

In addition, the FHLBNY has prepared a “Member Update” document for use in presentations to groups of its stockholders. The Member Update includes information about, among other topics, the FHLBNY’s financial results in 2011. A copy of the FHLBNY Member Update is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	FHLBNY Press Release dated February 13, 2012.

99.2	FHLBNY Member Update, dated February 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

February 13, 2012	By:	/s/ Patrick A. Morgan
	Name:	Patrick A. Morgan
	Title:	Senior Vice President and Chief Financial Officer